UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07881

PineBridge Mutual Funds
(Exact name of registrant as specified in charter)

399 Park Avenue, 4th Floor
New York, New York, 10022
(Address of principal executive offices) (Zip code)

Robin C. Thorn
399 Park Avenue, 4th Floor
New York, New York, 10022
(Name and address of agent for service)

(646)857-8000
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2010

Date of reporting period:  November 30, 2010

Item 1. Reports to Stockholders.

www.PineBridge.com/USMutualFunds	November 30, 2010

Annual Report	Class I Shares
Class R Shares

PineBridge US Micro Cap Growth Fund
PineBridge US Small Cap Growth Fund
PineBridge US Focus Equity Fund
Investment Adviser
PineBridge Investments LLC
399 Park Avenue, 4th Floor, New York, New York 10022
www.PineBridge.com/USMutualFunds

1.800.426.9157	www.PineBridge.com/USMutualFunds

PineBridge Annual Shareholder Letter

Dear Fellow Shareholder,

The US equity markets ended positive for the second consecutive year, once again displaying exceptional resilience to the shocks that stemmed and still permeate from the financial crisis of 2008.  Immediately following the crisis, most corporations acted swiftly to implement a variety of cost cutting and capacity rationalization measures, preparing themselves for the worst economic scenario.  The results of their actions during this time were nothing short of remarkable, as the expense reductions outpaced revenue declines.  They continued to find ways to extract more efficiency from their businesses, which led to prolonged earnings growth despite the absence of top-line growth.  As we entered 2010, a budding recovery in consumer demand, manufacturing, emerging markets growth and increasing stability across the US financial sector generated the long-awaited demand and helped to drive further earnings growth.

The path to year-end has been characterized by many as a rollercoaster, with exhilarating climbs and jaw clenching plunges.  The year started off well enough with a rally in the early portion of the year.  To the market’s dismay, that is when it encountered a string of hard hitting crises.  First, on April 20, the Deepwater Horizon oil spill in the Gulf of Mexico quickly raised concern of the environmental and economic ramifications that would likely ensue.  About three days later, the prospects of a European sovereign debt crisis became very real with Greece’s requested bailout and caused investors to scurry for cover from the potential fallout, as the web of sovereign based lending seemed to have no end.  Finally, the markets were greeted with the May 6 “Flash Crash,” which caused the Dow Jones Industrial Average to plunge about 900 points, with 600 of those vanishing in just 5 minutes.  The Dow recovered the 600 points in about twenty minutes after the plunge, but it certainly left many market participants dazed and asking questions; a jaw clenching experience indeed.

As we moved into the second half of the year, stocks exhibited increased volatility, trading within an approximate +/- 11% band for a period of just over three months.  It remained unclear how the European crisis would be resolved.  Employment and housing remained weak in the US.  Finally, rhetoric against the lack of sustainability of growth in emerging markets, especially China, was being amplified.  Collectively, signs pointed to elevated risks to growth and market sentiment.  However, in August, Fed Chairman Ben Bernanke began talks of a second round of quantitative easing (QEII). Regardless of whether this second round of quantitative easing was the be-all end-all solution, the markets reacted favorably.  Soon following were the string of corporate earnings surprises that continued to be driven by positive revenue growth and margin expansion.  Emerging markets, especially China, did not show any signs of slowing.  The European Central Bank (ECB) faced the crisis with bailouts and debt monetization.  Whether right or wrong, its actions would at the least buy the region’s economic constituents time to

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reposition themselves.  Finally, although still weak in absolute terms, US employment and housing both began to show tangible signs of bottoming.  In our fiscal year ending November 30, 2010, the S&P 500 Index finished up +9.94%.  Within the S&P 500 Index, the Consumer Discretionary sector led the charge, finishing the year up +26.13%.  Industrials came in a distant second finishing up +16.50%.  These two outperforming sectors reflect the strength of cyclical stocks during the year.  Financials finished down (1.46%) making it the worst performing sector of the Index.  With another strong showing for micro, small and midcap stocks, the Russell Microcap Growth Index was up +26.94%, the Russell 2000 Growth Index was up +30.25% and the Russell Midcap Growth Index was up +26.33% respectively.

Performance as of November 30, 2010
These performance numbers are unaudited.
							Since	Since
	6 Months	12 Months	5 Years	5 Years	10 Years	10 Years	Inception	Inception
	Cumulative	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative
PineBridge US
Micro Cap
Growth Fund
Class I
(FormallyClass Y)
(Inception
12/31/1997)	18.56%	35.20%	4.34%	23.67%	3.85%	45.92%	11.14%	291.18%
Russell 2000
Growth Index	14.57%	30.25%	3.74%	20.13%	3.64%	42.92%	3.26%	51.33%
PineBridge US Small
Cap Growth Fund
Class I
(Formally Class Y)
(Inception
12/31/1996)	18.15%	31.13%	3.90%	21.10%	1.85%	20.16%	7.62%	177.78%
Russell 2000
Growth Index	14.57%	30.25%	3.74%	20.13%	3.64%	42.92%	3.93%	70.92%
PineBridge US
Focus Equity Fund
Class I
(Formally Class Y)
(Inception
12/31/1998)	9.31%	8.45%	-0.57%	-2.81%	-0.73%	-7.03%	6.84%	119.87%
Russell 3000
Growth Index	13.29%	15.19%	2.68%	14.13%	-0.51%	-4.98%	0.10%	1.25%
S&P 500 Index	9.50%	9.94%	0.98%	5.01%	0.81%	8.39%	1.45%	18.67%

See important notes regarding this data at the end of the Shareholder Letter.

Performance data quoted represents past performance and is not indicative of future results. Investment returns and principal values may fluctuate so that, when redeemed, shares may be worth more or less than their original value. Current performance of a Fund may be lower or higher than the performance quoted in the table above. Performance data current to the most recent month end may be obtained by visiting www.PineBridge.com/USMutualFunds.

The Adviser has contractually agreed to waive fees and/or reimburse expenses through March 30, 2011.

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We continue to expect that companies should achieve higher than expected earnings growth driven by great operating efficiencies and a continued recovery in both consumer and corporate demand.  The extension of the tax holiday should be a positive for repatriation of funds and help fuel further share buybacks, dividend growth and mergers and acquisitions.  While the European crisis remains, it is likely that the worst of it is behind us.  Corporate balance sheets appear healthy and executive sentiment is the most positive it has been in over three years.  If market fear continues to subside, so too should the high correlations in the market that have made investing on fundamentals a challenge.  This development in concert with our investment process, makes us increasingly confident that our Funds should find numerous attractive investment opportunities in the coming year.

We thank you for your trust and confidence in our investment team and process, and hope to strengthen our partnership with you in the years to come.

Sincerely,

Jamie Cuellar (Portfolio Manager)	Dan Neuger (Portfolio Manager)

www.PineBridge.com/USMutualFunds

PineBridge US Micro Cap Growth Fund

US small company stocks posted another year of above average returns, substantially outperforming larger company stocks. Growth stocks led value stocks, as investors placed a meaningful premium on those companies that had solid secular growth profiles amidst a lower-than-average economic growth environment. The Russell Micro Cap Growth Index slightly underperformed the Russell Small Cap Growth Index for the period.  Market seasonality remained consistent with historic norms as “selling in May and walking away” was the key to outsized returns this year.  Anemic volumes, concerns over anti-business rhetoric out of Washington, the oil spill in the Gulf of Mexico, and a sovereign debt crisis in Europe all conspired to force a market correction after April. This was followed by a substantial rally in September, which has continued as 2010 comes to a close. While the first half of the year was marked by high correlations on individual stocks and leadership from lower quality stocks, making active management outperformance difficult, this did not hold true post August. Merger and acquisition activity accelerated this year with both strategic and financial buyers participating. The Fund benefited from this activity with substantial gains from buyouts of Netezza, Thermadyne, Thomas Weisel Partners Group, and Bioform Medical.

The US Micro Cap Growth Fund outperformed its benchmark, the Russell 2000 Growth Index (35.20% versus 30.25%, for the one year period ending November 30, 2010), despite the underperformance of micro cap growth relative to small caps. Once again, stock selection was responsible for the outperformance of the Fund relative to the Index. Relative outperformance in Consumer Discretionary drove most of the Fund’s upside with Healthcare and Producer Durables also notable outperformers. Technology was the only sector that underperformed relative to the benchmark, due to lagging returns in software.

Joe’s Jeans (JOEZ) was the largest contributor to performance for the period. The stock enjoyed a nice rally early in the period after a successful Fall 2009 launch of leggings and shirts. Disciplined stock sales in March and April allowed the Fund to avoid a 50% retracement from the stock’s April highs, as the company’s growth began to decelerate.

Twin Disc (TWIN) was also a big winner for the Fund. The company’s stock has moved meaningfully higher as the company’s transmissions used in fracturing shale for US natural gas production has come in high demand as the industry has been increasing service capacity. While we have trimmed our position a few times, it remains a meaningful position in the Fund.

Vitran Corp (VTNC) was an underperformer for the Fund this year.  We originally purchased the position seeking to take advantage of a rebound in pricing, revenue and earnings growth that we believed most US truckers would see as the economy rebounded. This did not come to fruition as quickly as we or the market believed it would and so we sold the stock at a loss during the period.

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We remain positive on micro cap stocks going forward. Appetite for risk, despite a small step backwards this summer, has increased and yet anemic fund flows into US equity mutual funds does not illustrate that greed has replaced fear. Low quality leadership and high correlations among stocks has been subsiding, leading to an environment that should be positive for bottom-up stock pickers like us. While better employment and home prices remain elusive, the economy and corporate profitability have been improving, which sets a positive tone for the market. Monetary policy remains accommodative for the foreseeable future. While an enlarged fiscal deficit is clearly a negative, a productive election should put the brakes on additional outsized government spending. Forward looking returns from most fixed income products do not look competitive with equities.  While smaller cap companies’ valuations are slightly above long-term averages, at this point in the economic cycle where revenues are depressed, valuations should be above average.

PineBridge US Small Cap Growth Fund

US small company stocks posted another year of above average returns, substantially outperforming both mid and large company stocks. Growth stocks led value stocks as investors placed a meaningful premium on those companies that have solid secular growth profiles amidst a lower than average economic growth environment.  Market seasonality remained consistent with historic norms as “selling in May and walking away” was the key to outsized returns this year.  Anemic volumes, concerns over anti-business rhetoric out of Washington, the oil spill in the Gulf of Mexico, and a sovereign debt crisis in Europe all conspired to force a market correction after April. This was followed by a substantial rally in September, which has continued as 2010 comes to a close. While the first half of the year was marked by high correlations on individual stocks and leadership from lower quality stocks, making active management outperformance difficult, this did not hold true post August. Merger and acquisition activity accelerated this year with both strategic and financial buyers participating. The Fund benefited from this activity with substantial gains from buyouts of Netezza, Thermadyne, Thomas Weisel Partners Group, and Bioform Medical.

The US Small Cap Growth Fund slightly outperformed its benchmark, the Russell 2000 Growth Index, (31.06% versus 30.25% for the one year period ending November 30, 2010), underperforming in the first nine months of the fiscal year but outperforming in the rally that started in September. The best relative outperformance occurred in Consumer Discretionary and Healthcare, while Consumer Staples and Financial Services were slight relative underperformers.

Netezza (NZ) was the best performing stock for the Fund during the period. We originally purchased Netezza after their launch of TwinFin, an industry leading data warehousing appliance that was well received by existing and new customers. The company skillfully managed their company and Wall Street expectations and ultimately was acquired by IBM late in 2010.

www.PineBridge.com/USMutualFunds

Questcor Pharmaceuticals (QCOR) was another solid outperformer. The company successfully raised the price on its lead drug Acthar, while also expanding its label for new indications. It aggressively expanded its sales force towards the end of the year, which should provide accelerated revenue and earnings growth in the coming quarters.

Skechers (SKX) was the biggest disappointment for the Fund. An early and successful entrant in toning shoes, Skechers poorly managed its inventories at retailers at about the same time the category slowed, resulting in markdowns and bloated inventories. The position was sold during the period.

We remain positive on small cap stocks going forward. Appetite for risk, despite a small step backwards this summer, has increased and yet anemic fund flows into US equity mutual fund does not illustrate that greed has replaced fear. Low quality leadership and high correlations among stocks has been subsiding, leading to an environment that should be positive for bottom-up stock pickers like us. While better employment and home prices remain elusive, the economy and corporate profitability have been improving, which sets a positive tone for the market. Monetary policy remains accommodative for the foreseeable future. While an enlarged fiscal deficit is clearly a negative, a productive election should put the brakes on additional outsized government spending. Forward looking returns from most fixed income products do not look competitive with equities.  While small-cap valuations are slightly above long-term averages, at this point in the economic cycle where revenues are depressed, valuations should be above average.

PineBridge US Focus Equity Fund

This second consecutive positive year for the S&P 500 Index and for US equity markets, was driven by the recovery in consumer demand, manufacturing, emerging markets growth and increasing financial sector stability.  The year has been described by many as a rollercoaster and rightfully so.  The year started off strong, but in late April, the market was painfully greeted by a relentless string of negative global events like the Deepwater Horizon oil spill, the emergence of the European sovereign debt crisis, and the “Flash Crash.”  Despite retracing early gains, the market rebounded in the second half of the year.  Talks of QEII were underway.  Corporate earnings repeatedly surprised and were driven by the return of long-awaited revenue growth.  Emerging markets growth remained strong.  Collectively, investors quickly regained confidence and this held through the end of the year.

The Fund’s biggest contributor of the year, Apple, Inc. (AAPL), is a testament to its differentiated high quality product offering and the momentum of its brand.  The pioneer of digital portable audio continued to win share with expanding presence of its iPhone, which resulted in a “halo effect” that captured the minds of not only customers, but also developers.  This productivity loop extended into its Mac offerings in both consumer and enterprise, as well as with new introductions like the iPad, which is significantly exceeding initial market expectations. Industrials were the biggest sector contributor to Fund performance.  Deere & Co. (DE) exhibited

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exceptional leverage to the cyclical recovery with its profit margin recovering back to peak and EPS nearly doubling over the prior year.  The Consumer Discretionary sector was the best performing sector of the S&P 500 Index, finishing the year up +28.14%.  O’Reilly Automotive (ORLY) contributed to the Fund, as results were driven by cash strapped car owners opting to repair versus buy and its CSK Stores integration reaching completion.

The Utilities sector was the Fund’s biggest detractor with AES Corp. (AES) failing to garner the benefits of its core Brazilian and Chilean footprints.  The Fund continues to hold a position in AES in anticipation of fundamental improvement in these regions.  The biggest detractor to Fund performance was Qualcomm (QCOM). Qualcomm misjudged the inventory correction caused by older products (feature phones) being in the channel longer than original guidance.  This situation caused them to lower guidance based on lower average selling prices for the next two quarters.

Despite the fact that the Fund underperformed its benchmark, the S&P 500 Index (8.45% versus 9.94% for the one year period ending November 30, 2010), stock selection contribution to overall performance was strong and was attributable to the inclusion of attractive names that passed the criteria of our rigorous proprietary investment framework.  We continue to expect that companies should achieve higher than expected earnings growth driven by great operating efficiencies and a continued recovery in both consumer and corporate demand.  If market fear continues to subside, so too should the high correlations in the market that have made investing on fundamentals a challenge.  With this development in concert with our investment process, we are increasingly confident that our Fund should find numerous attractive investment opportunities in the coming year.

Past performance is not a guarantee of future results.

Opinions expressed are those of PineBridge Investments, LLC as of November 30, 2010 and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell a security.

Mutual fund investing involves risk. Principal loss is possible.  The PineBridge US Micro Cap Growth Fund and PineBridge US Small Cap Growth Fund invest in smaller companies which involve additional risks such as limited liquidity and greater volatility.  The PineBridge US Micro Cap Growth Fund and the PineBridge US Small Cap Growth Fund invest in growth stocks, which typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The PineBridge US Focus Equity Fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund.  Therefore, the Fund’s share price may be more influenced by fluctuations in each holding’s value than a diversified fund.

www.PineBridge.com/USMutualFunds

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments in this report for a full listing of fund holdings.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market with higher price-to-book ratios and higher forecasted growth values.

Russell Small Cap Growth Index measures the performance of the small cap growth segment of the U.S. Equity market with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Dow (Dow Jones Industrial Average) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

EPS (Earnings Per Shares) is calculated by taking the total earnings divided by the number of shares outstanding.

Correlation is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.

This material must be preceded or accompanied by a current prospectus.

Earnings growth does not guarantee a corresponding increase in the market value of a fund holding or the Fund.

The PineBridge Mutual Funds are distributed by Quasar Distributors LLC.

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PineBridge Mutual Funds - US Micro Cap Growth Fund
Performance Chart and Analysis

Average Annual Total Return
(as of 11/30/10)
(unaudited)

				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	I	R
US Micro Cap Growth Fund Class I	35.20%	4.34%	3.85%	11.14%	n/a
Russell 2000 Growth Index	30.25%	3.74%	3.64%	3.26%	3.56%
US Micro Cap Growth Fund Class R	34.78%	4.17%	n/a	n/a	2.69%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class I share investment) made on December 31, 1997 (commencement of operations for Class I shares).  Prior to July 15, 2003 the minimum initial Class I shares requirement was $50,000.  Class R shares commenced operations on May 1, 2001.  The minimum required initial investment for Class R shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class R shares will differ due to differences in expenses.  Returns shown include the reinvestment of all dividends.  Past performance is not indicative of future results.  The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value.  Fee waivers and expense reimbursements by PineBridge Investments, LLC have caused the Fund’s return to be higher than they otherwise would have been.  Investing in micro cap stocks may be more volatile than investing in large company stocks.  The longer term performance results presented for the US Micro Cap Growth Fund reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors.  In particular, the returns for 1998 and 1999 for US Micro Cap Growth Fund reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings.  It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - US Small Cap Growth Fund
Performance Chart and Analysis

Average Annual Total Return
(as of 11/30/10)
(unaudited)

				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	I	R
US Small Cap Growth Fund Class I	31.13%	3.90%	1.85%	7.62%	n/a
Russell 2000 Growth Index	30.25%	3.74%	3.64%	3.93%	2.92%
US Small Cap Growth Fund Class R	30.80%	3.88%	1.66%	n/a	3.40%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class I share investment) made on December 31, 1996 (commencement of operations for Class I shares).  Class R shares commenced operations on September 8, 1999.  The minimum required initial investment for Class R shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts.  Performance of Class R shares will differ due to differences in expenses.  Returns shown include the reinvestment of all dividends.  Past performance is not indicative of future results.  The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value.  Fee waivers and expense reimbursements by PineBridge Investments, LLC have caused the Fund’s return to be higher than they otherwise would have been.  Investing in small company stocks may be more volatile than investing in large company stocks.  The longer term performance results presented for the US Small Cap Growth Fund reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors.  In particular, the returns for 1997, 1999, and 2007 for US Small Cap Growth Fund reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings.  It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

1.800.426.9157

PineBridge Mutual Funds - US Focus Equity Fund
Performance Chart and Analysis

Average Annual Total Return
(as of 11/30/10)
(unaudited)

				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	I	R
US Focus Equity Fund Class I	8.45%	(0.57)%	(0.73)%	6.84%	n/a
Russell 3000 Growth Index	15.19%	2.68%	(0.51)%	0.10%	(3.22)%
S&P 500 Index	9.94%	0.98%	0.81%	1.45%	(0.40)%
US Focus Equity Fund Class R	8.15%	(0.81)%	(0.96)%	n/a	(0.82)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class I share investment) made on December 31, 1998 (commencement of operations for Class I shares).  Class R shares commenced operations on March 31, 2000. The minimum required initial investment for Class R shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts.  Performance of Class R shares will differ due to differences in expenses.  Returns shown include the reinvestment of all dividends.  Past performance is not indicative of future results.  The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value.  Prior to January 29, 2010, the Fund was named the Brazos Growth Portfolio and was managed pursuant to a different strategy. The Fund’s performance prior to that date does not reflect how the Fund will perform in the future. Fee waivers and expense reimbursements by PineBridge Investments, LLC have caused the Fund’s return to be higher than they otherwise would have been.  The longer term performance results presented for the US Focus Equity Fund reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors.  In particular, the returns for 1999 and 2007 for US Focus Equity Fund reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings.  It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.  The Russell 3000 Index is being replaced with the S&P 500 Index as the Fund’s benchmark index because the Adviser believes that it more accurately reflects the Fund’s investment strategy.  The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization.  The Russell 3000 Growth Index measures the performance of those Russell 3,000 companies with higher price-to-book ratios and higher forecasted growth rates.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - Sector Allocation
US Micro Cap Growth Fund (expressed as a percentage of Market Value)
As of November 30, 2010

US Small Cap Growth Fund (expressed as a percentage of Market Value)
As of November 30, 2010

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PineBridge Mutual Funds - Sector Allocation
US Focus Equity Fund (expressed as a percentage of Market Value)
As of November 30, 2010

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Additional Information on Fund Expenses

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other Fund expenses.

This Example shown on the following table is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/10 – 11/30/10).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. The Fund’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses

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shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns For the Six Months Ended
November 30, 2010

						Hypothetical
						(5% return
				Actual		before expenses )
		Fund’s	Beginning	Ending	Expenses	Ending	Expenses
		Annualized	Account	Account	Paid	Account	Paid
		Expense	Value	Value	During	Value	During
		Ratio	6/1/10	11/30/10	Period1	11/30/10	Period1

US Micro Cap
Growth Fund	Class I	1.60%	$1,000	$1,186	$8.77	$1,017	$8.09
	Class R	1.90%	$1,000	$1,184	$10.40	$1,016	$9.60

US Small Cap
Growth Fund	Class I	1.35%	$1,000	$1,182	$7.38	$1,018	$6.83
	Class R	1.65%	$1,000	$1,180	$9.02	$1,017	$8.34

US Focus
Equity Fund	Class I	1.20%	$1,000	$1,093	$6.30	$1,019	$6.07
	Class R	1.55%	$1,000	$1,092	$8.13	$1,017	$7.84

1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 365 to reflect the one-half year period.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - US Micro Cap Growth Fund
Schedule of Investments	November 30, 2010

Security Description	Shares	Value

Common Stocks — 95.7%

Ambulatory Health Care Services — 1.9%
America Service Group, Inc.	78,200	$1,147,976

Beverage and Tobacco Product Manufacturing — 1.3%
Primo Water Corp.*	63,800	770,066

Chemical Manufacturing — 7.8%
Akorn, Inc.*	234,500	1,245,195
Ardea Biosciences, Inc.*	30,000	666,900
Halozyme Therapeutics, Inc.*	108,700	752,204
NPS Pharmaceuticals, Inc.*	101,100	627,831
Questcor Pharmaceuticals, Inc.*	102,300	1,456,753
		4,748,883
Clothing and Clothing Accessories Stores — 4.0%
Finish Line, Inc.	44,897	801,411
Pacific Sunwear of California, Inc.*	140,300	882,487
Shoe Carnival, Inc.*	27,517	763,322
		2,447,220
Computer and Electronic Product Manufacturing — 17.9%
Applied Micro Circuits Corp.*	90,500	839,840
Brush Engineered Materials Inc.*	16,700	587,840
Cardtronics, Inc.*	106,000	1,791,400
Entropic Communications, Inc.*	152,398	1,362,438
EXFO, Inc.*	167,000	1,027,050
Ixia*	74,951	1,188,723
Meru Networks, Inc.*	68,100	944,547
NxStage Medical, Inc.*	49,567	1,072,630
OCZ Technology Group, Inc.*	221,506	894,884
ZOLL Medical Corp.*	34,300	1,146,306
		10,855,658
Couriers and Messengers — 2.4%
Air Transport Services Group Inc.*	195,300	1,441,314

Credit Intermediation and Related Activities — 2.6%
First Cash Financial Services, Inc.*	24,400	702,476
World Acceptance Corp.*	20,400	898,824
		1,601,300
Data Processing, Hosting and Related Services — 2.2%
Support.com, Inc.*	201,900	1,306,293

Electrical Equipment, Appliance, and Component Manufacturing — 0.7%
Satcon Technology Corp.*	122,300	431,719

Food Beverage & Tobacco — 2.0%
Calavo Growers, Inc.	51,600	1,191,444

See Notes to Financial Statements

1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)

Food Services and Drinking Places — 2.3%
BJ’s Restaurants, Inc.*	37,900	$1,389,035

Leather and Allied Product Manufacturing — 4.5%
Heelys, Inc.*	285,700	939,953
R.G. Barry Corp.	81,600	938,400
Steven Madden Ltd.*	18,185	822,871
		2,701,224
Machinery Manufacturing — 8.7%
Bravo Brio Restaurant Group, Inc.*	55,500	974,580
Thermadyne Holdings Corp.*	76,548	1,145,158
Trimas Corp.*	84,062	1,677,037
Twin Disc, Inc.	60,900	1,485,960
		5,282,735
Merchant Wholesalers, Durable Goods — 3.0%
DXP Enterprises, Inc.*	44,300	953,336
Puda Coal, Inc.*	61,300	863,104
		1,816,440
Miscellaneous Manufacturing — 3.0%
Endologix, Inc.*	140,300	796,904
Summer Infant, Inc.*	137,400	990,654
		1,787,558
Oil and Gas Extraction — 1.9%
GeoResources, Inc.*	58,349	1,162,312

Other Information Services — 3.6%
Global Traffic Network, Inc.*	166,072	1,501,291
Techtarget, Inc.*	115,800	689,010
		2,190,301
Petroleum and Coal Products Manufacturing — 2.2%
TPC Group, Inc.*	48,500	1,354,120

Primary Metal Manufacturing — 2.3%
Lihua International, Inc.*	116,000	1,389,680

Professional, Scientific, and Technical Services — 14.2%
Callidus Software, Inc.*	276,400	1,332,248
Comscore, Inc.*	53,400	1,174,800
Convio, Inc.*	85,700	626,467
LivePerson, Inc.*	168,500	1,627,710
NetScout Systems, Inc.*	32,000	706,880
Perficient, Inc.*	104,119	1,174,462
PowerSecure International, Inc.*	102,300	881,826
SPS Commerce, Inc.*	88,700	1,051,982
		8,576,375
Retailing — 1.1%
Zumiez, Inc.*	20,442	650,260

Software & Services — 0.4%
Virtusa Corp.*	18,500	252,340

See Notes to Financial Statements

www.PineBridge.com/USMutualFunds

Security Description	Shares	Value

Common Stocks (continued)

Telecommunications — 1.0%
Unitek Global Services, Inc.*	140,645	$635,715

Transportation Equipment Manufacturing — 1.8%
Wabash National Corp.*	105,700	1,115,135

Truck Transportation — 1.7%
Quality Distribution, Inc.*	145,000	1,006,300

Waste Management and Remediation Services — 1.2%
Furmanite Corporation*	111,272	737,733
Total Common Stocks (Cost $46,203,126)		57,989,136

Short Term Investments — 5.1%

Fidelity Institutional Money Market Government
Portfolio — 0.05% #	3,069,806	3,069,806
Total Short Term Investments (Cost $3,069,806)		3,069,806
Total Investments (Cost $49,272,932) — 100.8%		61,058,942
Liabilities in Excess of Other Assets — (0.8)%		(477,169)
Total Net Assets — 100.0%		$60,581,773

*	Non-income producing security.
#	Seven-day yield as of November 30, 2010.

See Notes to Financial Statements

1.800.426.9157

PineBridge Mutual Funds - US Small Cap Growth Fund
Schedule of Investments	November 30, 2010

Security Description	Shares	Value

Common Stocks — 98.3%

Administrative and Support Services — 1.2%
Neustar, Inc.*	6,670	$172,353

Chemical Manufacturing — 14.2%
Akorn, Inc.*	53,000	281,430
Ardea Biosciences, Inc.*	7,200	160,056
Ferro Corp.*	19,200	273,984
Nektar Therapeutics*	20,700	262,269
Questcor Pharmaceuticals, Inc.*	29,900	425,776
Rockwood Holdings, Inc.*	7,719	294,634
Salix Pharmaceuticals, Inc.*	7,128	318,265
		2,016,414
Clothing and Clothing Accessories Stores — 1.3%
Chico’s FAS, Inc.	15,400	185,570

Computer and Electronic Product Manufacturing — 22.0%
Applied Micro Circuits Corp.*	21,500	199,520
Cardtronics, Inc.*	19,100	322,790
Entropic Communications, Inc.*	41,775	373,468
Fossil, Inc.*	5,100	345,015
Ixia*	20,311	322,132
Meru Networks, Inc.*	12,100	167,827
NxStage Medical, Inc.*	11,620	251,457
Omnivision Technologies, Inc.*	12,300	347,967
Renesola Ltd — ADR*	14,200	116,866
RF Micro Devices, Inc.*	47,600	333,676
ZOLL Medical Corp.*	10,000	334,200
		3,114,918
Couriers and Messengers — 1.8%
Air Transport Services Group, Inc.*	34,500	254,610

Credit Intermediation and Related Activities — 6.0%
CapitalSource, Inc.	44,202	285,545
Dollar Financial Corp.*	12,900	337,722
First Cash Financial Services, Inc.*	7,700	221,683
		844,950
Data Processing, Hosting and Related Services — 1.5%
HMS Holdings Corp.*	3,388	213,478

Electrical Equipment, Appliance, and Component Manufacturing — 2.0%
GrafTech International Ltd.*	14,800	290,080

Electronics and Appliance Stores — 1.0%
HHGregg, Inc.*	5,800	145,406

Food Manufacturing — 1.0%
Diamond Foods, Inc.	2,900	134,966

See Notes to Financial Statements

www.PineBridge.com/USMutualFunds

Security Description	Shares	Value

Common Stocks (continued)

Food Services and Drinking Places — 1.9%
BJ’s Restaurants, Inc.*	7,500	$274,875

Furniture and Related Product Manufacturing — 2.3%
Tempur-Pedic International, Inc.*	9,300	326,523

Health and Personal Care Stores — 0.7%
Ulta Salon, Cosmetics & Fragrance Inc.*	3,000	104,850

Heavy and Civil Engineering Construction — 2.4%
Mastec, Inc.*	23,700	339,621

Leather and Allied Product Manufacturing — 2.4%
Steven Madden Ltd.*	7,470	338,018

Machinery Manufacturing — 3.7%
Coinstar, Inc.*	3,500	225,540
Trimas Corp.*	15,000	299,250
		524,790
Nonmetallic Mineral Product Manufacturing — 2.5%
Globe Specialty Metals, Inc.	21,500	348,515

Oil and Gas Extraction — 4.4%
Carrizo Oil & Gas, Inc.*	12,200	354,044
GeoResources, Inc.*	13,161	262,167
		616,211
Petroleum and Coal Products Manufacturing — 2.5%
TPC Group, Inc.*	12,800	357,376

Professional, Scientific, and Technical Services — 10.8%
Comscore, Inc.*	16,300	358,600
GSI Commerce, Inc.*	5,000	119,250
Incyte Corp.*	11,100	161,061
LivePerson, Inc.*	30,100	290,766
NetScout Systems, Inc.*	8,600	189,974
Perficient, Inc.*	23,665	266,941
Sourcefire, Inc.*	5,229	141,863
		1,528,455
Publishing Industries (except Internet) — 1.7%
Pegasystems, Inc.	7,331	226,894

Retailing — 1.2%
Zumiez, Inc.*	5,190	165,094

Software & Services — 2.1%
SuccessFactors, Inc.*	9,800	295,666

Sporting Goods, Hobby, Book, and Music Stores — 2.1%
Jo-Ann Stores, Inc.*	6,100	295,484

Transportation Equipment Manufacturing — 3.0%
ArvinMeritor, Inc.*	16,100	287,385
Westport Innovations, Inc.*	7,800	141,570
		428,955
Truck Transportation — 0.7%
Quality Distribution, Inc.*	14,600	101,324

See Notes to Financial Statements

1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)

Waste Management and Remediation Services — 1.9%
Clean Harbors, Inc.*	3,600	$266,581
Total Common Stocks (Cost $11,293,186)		13,911,977

Short Term Investments — 1.7%
Fidelity Institutional Money Market Government
Portfolio — 0.05% #	244,325	244,325
Total Short Term Investments (Cost $244,325)		244,325
Total Investments (Cost $11,537,511) — 100.0%		14,156,302
Liabilities in Excess of Other Assets — 0.0%		(897)
Total Net Assets — 100.0%		$14,155,405

*	Non-income producing security.
#	Seven-day yield as of November 30, 2010.

See Notes to Financial Statements

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - US Focus Equity Fund
Schedule of Investments	November 30, 2010

Security Description	Shares	Value

Common Stocks — 90.8%

Administrative and Support Services — 5.0%
Robert Half International, Inc.	24,081	$667,526

Ambulatory Health Care Services — 2.0%
Laboratory Corp. of America Holdings*	3,213	263,562

Chemical Manufacturing — 12.4%
Amgen Inc.*	9,131	481,112
Dow Chemical Co.	17,896	557,997
Mylan, Inc.*	32,609	637,996
		1,677,105
Computer and Electronic Product Manufacturing — 6.9%
Apple Computer, Inc.*	841	261,677
Citrix Systems, Inc.*	10,149	674,097
		935,774
Couriers and Messengers — 4.6%
United Parcel Service, Inc.	8,738	612,796

Credit Intermediation and Related Activities — 3.4%
American Express Co.	10,459	452,038

General Merchandise Stores — 4.0%
Dollar Tree, Inc.*	9,700	533,015

Health and Personal Care Stores — 4.5%
Express Scripts, Inc.*	11,680	608,411

Management of Companies and Enterprises — 3.5%
AES Corp.*	43,450	469,695

Mining (except Oil and Gas) — 3.8%
Freeport-McMoRan Copper & Gold Inc.	5,075	514,199

Miscellaneous Manufacturing — 4.3%
Thermo Fisher Scientific, Inc.*	11,344	576,956

Oil and Gas Extraction — 3.9%
Apache Corp.	4,892	526,575

Primary Metal Manufacturing — 4.1%
United States Steel Corp.	11,230	545,890

Publishing Industries (except Internet) — 3.8%
Adobe Systems, Inc.*	18,376	509,566

Rail Transportation — 3.9%
Norfolk Southern Corp.	8,738	525,765

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities — 3.7%
Franklin Resources, Inc.	4,384	500,171

See Notes to Financial Statements

1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)

Support Activities for Mining — 4.2%
Halliburton Co.	14,819	$560,751

Telecommunications — 3.7%
Equinix, Inc.*	6,495	504,012

Waste Management and Remediation Services — 4.5%
Stericycle, Inc.*	8,257	610,192

Water Transportation — 4.6%
Carnival Corp.	15,193	627,623
Total Common Stocks (Cost $11,850,933)		12,221,622

Real Estate Investment Trusts — 4.6%
Real Estate — 4.6%
Host Hotels & Resorts, Inc.	37,263	614,094
Total Real Estate Investment Trusts (Cost $632,089)		614,094

Short Term Investments — 4.5%
Fidelity Institutional Money Market Portfolio — 0.05% #	601,666	601,666
Total Short Term Investments (Cost $601,666)		601,666
Total Investments (Cost $13,084,688) — 99.9%		13,437,382
Other Assets in Excess of Liabilities — 0.1%		9,234
Total Net Assets — 100.0%		$13,446,616

*	Non-income producing security.
#	Seven-day yield as of November 30, 2010.

See Notes to Financial Statements

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Statement of Assets and Liabilities	November 30, 2010

	US Micro Cap	US Small Cap	US Focus
	Growth Fund	Growth Fund	Equity Fund
ASSETS:
Investment securities, at value*	$57,989,136	$13,911,977	$12,835,716
Short term investments*	3,069,806	244,325	601,666
Receivable for investments sold	400,757	360,348	246,378
Interest and dividends receivable	45,021	—	33,344
Receivable for shares of beneficial interest sold	15,432	—	—
Prepaid expenses and other assets	16,958	12,380	13,781
Total assets	61,537,110	14,529,030	13,730,885
LIABILITIES:
Payable for investments purchased	810,588	294,074	203,877
Payable for shares of beneficial interest redeemed	3,768	—	—
Investment advisory fees payable	50,545	16,190	8,709
Accrued expenses	75,741	55,648	66,072
Administration fee payable	7,122	5,355	3,515
Distribution fees payable	7,573	2,358	2,096
Total liabilities	955,337	373,625	284,269
Net assets	$60,581,773	$14,155,405	$13,446,616
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest
at par value of $0.001	$3,413	$644	$885
Paid-in capital	72,375,038	25,115,832	31,528,929
	72,378,451	25,116,476	31,529,814
Accumulated undistributed
net investment income (loss)	—	—	—
Accumulated net realized gain (loss)
on investments	(23,582,688)	(13,579,862)	(18,435,892)
Net unrealized appreciation (depreciation)
of investments	11,786,010	2,618,791	352,694
Net assets	$60,581,773	$14,155,405	$13,446,616
*Identified cost:
Investment securities	$46,203,126	$11,293,186	$12,483,022
Short term investments	$3,069,806	$244,325	$601,666

See Notes to Financial Statements

1.800.426.9157

	US Micro Cap	US Small Cap	US Focus
	Growth Fund	Growth Fund	Equity Fund
Class I
(unlimited shares authorized):
Net assets	$51,299,919	$11,692,564	$10,829,943
Shares of beneficial interest
issued and outstanding	2,878,225	529,695	709,435
Net asset value, offering and
redemption price per share	$17.82	$22.07	$15.27

Class R
(unlimited shares authorized):
Net assets	$9,281,854	$2,462,841	$2,616,673
Shares of beneficial interest
issued and outstanding	534,698	114,622	176,020
Net asset value, offering and
redemption price per share	$17.36	$21.49	$14.87

See Notes to Financial Statements

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Statement of Operations	For the year ended November 30, 2010

	US Micro Cap	US Small Cap	US Focus
	Growth Fund	Growth Fund	Equity Fund
INVESTMENT INCOME:
Income:
Interest	$849	$134	$549
Dividends	122,404	30,809	429,889
Other income	—	496	2,693
Total investment income	123,253	31,439	433,131
Expenses:
Investment advisory fees	591,437	107,471	264,026
Adminstration fees	41,773	28,151	34,194
Distribution fees — Class R	17,419	7,620	7,566
Transfer agent fees	58,803	36,209	55,793
Registration fees	22,021	22,279	21,604
Fund accounting fees	37,500	36,371	29,242
Custodian fees	8,938	6,092	5,703
Audit and tax fees	36,549	9,961	34,069
Trustees’ fees and expenses	42,954	10,225	40,773
Printing expenses	15,034	2,526	14,524
Legal fees and expenses	76,413	16,953	66,114
Miscellaneous expenses	1,537	1,221	1,796
Total expenses	950,378	285,079	575,404
Less: Expenses waived or reimbursed	(146,865)	(117,341)	(94,768)
Net expenses	803,513	167,738	480,636
Net investment income (loss)	(680,260)	(136,299)	(47,505)
REALIZED & UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	10,032,454	2,502,611	3,265,883
Net change in unrealized
appreciation (depreciation) of investments	5,537,923	1,042,643	(649,524)
Net realized and unrealized
gain (loss) on investments	15,570,377	3,545,254	2,616,359
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14,890,117	$3,408,955	$2,568,854

See Notes to Financial Statements

1.800.426.9157

PineBridge Mutual Funds - US Micro Cap Growth Fund
Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	November 30,	November 30,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income (loss)	$(680,260)	$(586,187)
Net realized gain (loss) on investments	10,032,454	(5,008,074)
Net change in unrealized appreciation or (depreciation)
of investments	5,537,923	14,802,562
Net increase (decrease) in net assets resulting from operations	14,890,117	9,208,301
Net increase (decrease) in net assets resulting from
capital share transactions	1,371,816	(10,928,032)
Total increase (decrease) in net assets	16,261,933	(1,719,731)
NET ASSETS:
Beginning of period	44,319,840	46,039,571
End of period	$60,581,773	$44,319,840
Includes undistributed net investment income (loss) of	$—	$—

See Notes to Financial Statements

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - US Small Cap Growth Fund
Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	November 30,	November 30,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income (loss)	$(136,299)	$(140,343)
Net realized gain (loss) on investments	2,502,611	(170,185)
Net change in unrealized appreciation or (depreciation)
of investments	1,042,643	3,080,454
Net increase (decrease) in net assets resulting from operations	3,408,955	2,769,926
Net increase (decrease) in net assets resulting from
capital share transactions	(760,714)	(6,790,899)
Total increase (decrease) in net assets	2,648,241	(4,020,973)
NET ASSETS:
Beginning of period	11,507,164	15,528,137
End of period	$14,155,405	$11,507,164
Includes undistributed net investment income (loss) of	$—	$—

See Notes to Financial Statements

1.800.426.9157

PineBridge Mutual Funds - US Focus Equity Fund
Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	November 30,	November 30,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income (loss)	$(47,505)	$(139,900)
Net realized gain (loss) on investments	3,265,883	5,017,645
Net change in unrealized appreciation or (depreciation)
of investments	(649,524)	3,986,983
Net increase (decrease) in net assets resulting from operations	2,568,854	8,864,728
Net increase (decrease) in net assets resulting from
capital share transactions	(28,357,151)	(2,456,223)
Total increase (decrease) in net assets	(25,788,297)	6,408,505
NET ASSETS:
Beginning of period	39,234,913	32,826,408
End of period	$13,446,616	$39,234,913
Includes undistributed net investment income (loss) of	$—	$—

See Notes to Financial Statements

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Financial Highlights

US MICRO CAP GROWTH FUND

	Net Asset Value, beginning of period	Net invest- ment income (loss)3	Net gain (loss) on invest- ments (realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset end Value, of period	Total return	Net Assets end of period (000’s)	Ratio of net expenses to average net assets1	Ratio of net invest- ment income (loss) to net a average ssets2	Portfolio Turnover
Class I (formerly Class Y)
11/30/06	$20.76	$(0.21)	$4.05	$3.84	$—	$(0.14)	$(0.14)	$24.46	18.64%	$86,841	1.60%	(0.92)%	304%
11/30/07	24.46	(0.26)	4.77	4.51	—	(4.09)	(4.09)	24.88	21.94	90,421	1.60	(1.13)	149
11/30/08	24.88	(0.10)	(10.40)	(10.50)	—	(3.96)	(3.96)	10.42	(50.02)	41,582	1.60	(0.58)	250
11/30/09	10.42	(0.15)	2.91	2.76	—	—	—	13.18	26.49	40,122	1.60	(1.36)	209
11/30/10	13.18	(0.20)	4.84	4.64	—	—	—	17.82	35.20	51,300	1.60	(1.35)	216
Class R (formerly Class N)
11/30/06	$20.50	$(0.22)	$4.10	$3.88	$—	$(0.14)	$(0.14)	$24.24	19.07%	$6,707	1.81%	(1.13)%	304%
11/30/07	24.24	(0.32)	4.68	4.36	—	(4.09)	(4.09)	24.51	21.53	12,851	1.87	(1.39)	149
11/30/08	24.51	(0.14)	(10.20)	(10.34)	—	(3.96)	(3.96)	10.21	(50.14)	4,458	1.85	(0.82)	250
11/30/09	10.21	(0.18)	2.85	2.67	—	—	—	12.88	26.15	4,198	1.90	(1.66)	209
11/30/10	12.88	(0.25)	4.73	4.48	—	—	—	17.36	34.78	9,282	1.90	(1.67)	216
1	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:
	11/30/06	11/30/07	11/30/08	11/30/09	11/30/10
Class I	1.73%	1.73%	1.73%	2.00%	1.89%
Class R	1.99	2.06	2.03	2.35	2.24
2	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:
	11/30/06	11/30/07	11/30/08	11/30/09	11/30/10
Class I	(1.05)%	(1.26)%	(0.71)%	(1.76)%	(1.64)%
Class R	(1.31)	(1.58)	(1.00)	(2.11)	(2.01)
3	Calculated based upon average shares outstanding.

See Notes to Financial Statements

1.800.426.9157

US SMALL CAP GROWTH FUND

	Net Asset Value, beginning of period	Net invest- ment income (loss)3	Net gain (loss) on invest- ments (realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total return2		Net Assets end of period (000’s)	Ratio of net expenses to average net assets1	Ratio of net invest- ment income (loss) to average net assets2	Portfolio Turnover
Class I (formerly Class Y)
11/30/06	$18.59	$(0.16)	$2.95	$2.79	$—	$—	$—	$21.38	15.01%		$25,284	1.35%	(0.82)%	307%
11/30/07	21.38	0.55	5.88	6.43	—	—	—	27.81	30.07	4	29,559	1.35	2.21	173
11/30/08	27.81	(0.15)	(13.93)	(14.08)	(0.54)	—	(0.54)	13.19	(51.62)		13,187	1.35	(0.68)	366
11/30/09	13.19	(0.15)	3.79	3.64	—	—	—	16.83	27.60		9,327	1.35	(1.03)	280
11/30/10	16.83	(0.21)	5.45	5.24	—	—	—	22.07	31.13		11,693	1.35	(1.09)	280
Class R (formerly Class N)
11/30/06	$18.08	$(0.20)	$3.13	$2.93	$—	$—	$—	$21.01	16.21%		$3,698	1.59%	(1.06)%	307%
11/30/07	21.01	0.46	5.78	6.24	—	—	—	27.25	29.70	4	6,658	1.64	1.87	173
11/30/08	27.25	(0.21)	(13.66)	(13.87)	(0.47)	—	(0.47)	12.91	(51.78)		2,341	1.65	(0.98)	366
11/30/09	12.91	(0.19)	3.71	3.52	—	—	—	16.43	27.27		2,181	1.65	(1.33)	280
11/30/10	16.43	(0.26)	5.32	5.06	—	—	—	21.49	30.80		2,463	1.65	(1.39)	280
1	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:
	11/30/06	11/30/07	11/30/08	11/30/09	11/30/10
Class I	1.66%	1.86%	1.69%	2.53%	2.32%
Class R	1.95	2.20	2.04	2.88	2.67
2	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:
	11/30/06	11/30/07	11/30/08	11/30/09	11/30/10
Class I	(1.13)%	1.70%	(1.02)%	(2.21)%	(2.06)%
Class R	(1.42)	1.31	(1.37)	(2.56)	(2.41)
3	Calculated based upon average shares outstanding.
4	Payments by affiliates increased the total return by 2.68% and 2.74% for Class I and Class R shares, respectively.

See Notes to Financial Statements

www.PineBridge.com/USMutualFunds

US FOCUS EQUITY FUND

	Net Asset Value, beginning of period	Net invest- ment income (loss)3	Net gain (loss) on invest- ments (realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total return2	Net Assets end of period (000’s)	Ratio of net expenses to average net assets1	Ratio of net invest- ment income (loss) to average net assets2	Portfolio Turnover
Class I (formerly Class Y)
11/30/06	$15.82	$0.05	$0.84	$0.89	$—	$—	$—	$16.71	5.63%	$8,675	1.20%	0.31%	507%
11/30/07	16.71	0.10	5.05	5.15	(0.05)	—	(0.05)	21.81	30.95	7,991	1.20	0.55	239
11/30/08	21.81	(0.15)	(10.68)	(10.83)	(0.08)	—	(0.08)	10.90	(49.84)	3,520	1.20	(0.80)	397
11/30/09	10.9	(0.05)	3.23	3.18	—	—	—	14.08	29.17	37,310	1.20	(0.39)	563
11/30/10	14.08	(0.01)	1.20	1.19	—	—	—	15.27	8.45	10,830	1.20	(0.10)	267
Class R (formerly Class N)
11/30/06	$15.59	$0.05	$0.83	$0.88	$—	$—	$—	$16.47	5.64%	$44,048	1.24%	0.27%	507%
11/30/07	16.47	0.08	4.94	5.02	(0.05)	—	(0.05)	21.44	30.59	65,502	1.23	0.45	239
11/30/08	21.44	(0.15)	(10.49)	(10.64)	(0.08)	—	(0.08)	10.72	(49.82)	29,306	1.25	(0.85)	397
11/30/09	10.72	(0.05)	3.08	3.03	—	—	—	13.75	28.26	1,925	1.24	(0.43)	563
11/30/10	13.75	(0.06)	1.18	1.12	—	—	—	14.87	8.15	2,617	1.55	(0.43)	267
1	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:
	11/30/06	11/30/07	11/30/08	11/30/09	11/30/10
Class I	1.37%	1.39%	1.36%	1.65%	1.44%
Class R	1.41	1.42	1.41	1.69	1.83
2	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:
	11/30/06	11/30/07	11/30/08	11/30/09	11/30/10
Class I	0.14%	0.36%	(0.96)%	(0.84)%	(0.34)%
Class R	0.10	0.26	(1.01)	(0.88)	(0.71)
3	Calculated based upon average shares outstanding.

See Notes to Financial Statements

1.800.426.9157

Pinebridge Mutual Funds
Notes to Financial Statements	November 30, 2010

1.  Description of the Fund.  PineBridge Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust. The Trust’s Declaration of Trust, as amended, permits the Trustees to establish separate series or “Funds,” each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into three Funds, the PineBridge US Micro Cap Growth Fund (“US Micro Cap Growth Fund”), the PineBridge US Small Cap Growth Fund (“US Small Cap Growth Fund”) and the PineBridge US Focus Equity Fund (“US Focus Equity Fund”) (each, a “Fund” and collectively, the “Funds”).

On January 29, 2010, the Trust was renamed from Brazos Mutual Funds to PineBridge Mutual Funds and the Funds changed their names as follows:

Current Name	Former Name
PineBridge US Micro Cap Growth Fund	Brazos Micro Cap Portfolio
PineBridge US Small Cap Growth Fund	Brazos Small Cap Portfolio
PineBridge US Focus Equity Fund	Brazos Growth Portfolio

The investment objective and principal strategy for each Fund is as follows:

US Micro Cap Growth Fund seeks to provide maximum capital appreciation, consistent with reasonable risk to principal. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of U.S. micro capitalization (“micro-cap”) issuers.

US Small Cap Growth Fund seeks to provide maximum capital appreciation, consistent with reasonable risk to principal. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of U.S. small capitalization (“small-cap”) issuers.

US Focus Equity Fund seeks to provide maximum capital appreciation, consistent with reasonable risk to principal. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities and equity-related securities of up to 25 U.S. companies.

The Funds each have two classes of shares, as follows:

Class I (formerly Class Y) shares –	Offered at net asset value per share exclusively for investors with a one million dollar minimum initial investment.
Class R (formerly Class N) shares –	Offered at net asset value per share.

www.PineBridge.com/USMutualFunds

Each share of a particular class issued by each Fund bears the same voting, dividend, liquidation and other rights and conditions. Class R shares make distribution and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Effective January 29, 2010, Class Y shares were renamed Class I shares and Class N shares were renamed Class R shares.

2.  Significant Accounting Policies. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Fund’s securities, except short term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-NASDAQ listed securities, the Funds use the price quoted by the exchange on which the security is primarily traded. For NASDAQ equity securities, the Funds use the NASDAQ official closing price. Unlisted securities and listed securities which have not been traded on the valuation date, are valued at the last price bid. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Funds. Short term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Board of Trustees determines that this does not represent fair value. The fair value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar date.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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The Following table summarizes the Funds’ investments as of November 30, 2010.

	US Micro Cap	US Small Cap	US Focus
Valuation Inputs	Growth Fund	Growth Fund	Equity Fund
Level 1
Common Stocks	$57,989,136	$13,911,977	$12,221,622
Short Term Investments	3,069,806	244,325	601,666
Other Investment Companies	—	—	614,094
Total Level 1	61,058,942	14,156,302	13,437,382
Level 2	—	—	—
Level 3	—	—	—
Total	$61,058,942	$14,156,302	$13,437,382

See the Schedule of Investments for the investments detailed by industry classification.

Federal Income Taxes. Each Fund is treated as a separate entity and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities.  As of November 30, 2010, open tax years include the tax years ended November 30, 2007 through 2010. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of these financial reporting rules resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Allocation of Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

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Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis. Each Fund uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to Shareholders. Each Fund will distribute at least annually to shareholders substantially all of its net investment income. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2010, the US Micro Cap Growth Fund had a decrease in undistributed net investment loss of $680,280, and a decrease in paid-in capital of $680,260. The US Small Cap Growth Fund had a decrease in undistributed net investment loss of $136,297, a decrease in accumulated realized loss of $6,941,954, and a decrease in paid-in capital of $7,078,251. The US Focus Equity Fund had a decrease in undistributed net investment loss of $47,505, a decrease in accumulated realized loss of $5,916,824, and a decrease in paid-in capital of $5,964,329.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. There were no distributions during the year ended November 30, 2010.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience the Funds expect the risk of loss to be remote.

New Accounting Pronouncements.  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The Funds are currently evaluating the impact it will have on financial statement disclosures.

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3.  Investment Securities. The aggregate purchases and sales of long-term securities for the year ended November 30, 2010 were as follows:

	Purchases	Sales
US Micro Cap Growth Fund	$100,174,095	$101,951,900
US Small Cap Growth Fund	32,768,614	34,524,898
US Focus Equity Fund	96,579,226	125,020,834

The Funds did not invest in U.S. government securities.

4.  Adviser, Advisory Fees and Other Agreements. On September 5, 2009 American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by Pacific Century Group, a Hong Kong-based private investment firm.  The agreement provided for the sale of AIG’s investment adviser subsidiaries that manage investments of institutional and retail clients across a variety of strategies, including private equity, hedge funds of funds, listed equity and fixed income securities, including PineBridge Investments LLC (the “Adviser”).

At the closing of the Transaction on March 26, 2010, ownership of the Adviser transferred to, and the Adviser is now an indirect subsidiary of Bridge Partners.  The Adviser, as successor to AIG Investments, remains a registered investment adviser pursuant to the Investment Advisers Act of 1940.  The Trust, on behalf of each Fund, employs the Adviser to furnish investment advisory and other services to the Trust and each Fund.  Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Funds.  The Adviser must adhere to the stated investment objectives and policies of the Funds, and is subject to the control and supervision of the Board of Trustees.  For its services under the Advisory Agreements, the Funds contractually agreed to pay the Adviser a monthly fee at the annual rate of 1.20%, 0.90% and 0.63% (0.75% from December 1, 2009 – January 29, 2010) of the average daily net assets of the US Micro Cap Growth Fund, US Small Cap Growth Fund and US Focus Equity Fund, respectively.

In March 2010, the Trust held a special meeting of shareholders.  At the meeting, shareholders approved an investment advisory agreement with the Adviser, a change in each Fund’s Investment objective from fundamental to non-fundamental, a change in the classification of the US Focus Equity Fund from diversified to non-diversified, and elected the Trustees.

The meeting initially was held on March 17, 2010.  At that time, the Trustees were elected and shareholders approved matters pertaining to the US Focus Equity Fund.  Shareholder approval of matters pertaining to the US Micro Cap Growth Fund and the US Small Cap Growth Fund was obtained at adjournments of the meeting on March 24, 2010 and April 20, 2010, respectively.

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The Adviser has contractually agreed to waive management fees and/or reimburse Fund expenses as to cap the annual net expense rate for the Funds through March 30, 2011 as set forth below. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and the indirect fees and expenses that the Funds incur in connection with investments in other registered and unregistered investment companies.  This expense cap can be altered only with the approval of a majority vote of the Board of Trustees.

Fund	Class I	Class R
US Micro Cap Growth	1.60%	1.90%
US Small Cap Growth	1.35%	1.65%
US Focus Equity	1.20%	1.55%

The amount of any fee waiver or reimbursed expenses may be recovered by the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Fund’s expenses and such reimbursements do not exceed the Fund’s expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Fund will be charged only such lower expenses.

Under the terms of the agreements, reimbursed expenses, including prior period expenses, are subject to potential recovery for up to three years. Reimbursed/waived expenses subject to potential recovery by year of expiration are as follows:

	US Micro Cap	US Small Cap	US Focus
Year of Expiration	Growth Fund	Growth Fund	Equity Fund
November 30, 2011	$111,548	$106,515	$92,862
November 30, 2012	172,025	154,246	151,198
November 30, 2013	146,865	117,341	94,768
	$430,438	$378,102	$338,828

The Trust, on behalf of each Fund, entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”). Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to such rule, the Trustees and  shareholders have adopted a Distribution Plan hereinafter referred to as the “Class R Plan”.

Under the Class R Plan, the Trust is authorized to pay to the Distributor and/or other parties (which need not be registered broker-dealers) distribution and/or service fees for a Fund at an annual rate of up to 0.35% of the average daily net assets of such Fund share class. This fee will be paid pursuant to an appropriate agreement in payment for any activities or expenses intended to result in the sale and/or retention of Trust shares, including, but not limited to, (a) compensation paid to registered representatives of the Distributor and to participating dealers or to any other persons that have entered into selling agreements with the Distributor or the Trust, (b) salaries and other expenses of the Distributor or other parties

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relating to selling or servicing efforts, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other sales promotion expenses, and/or (e) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of a Fund. These fees are payable by the Trust on behalf of a Fund regardless of whether those fees exceed or are less than the actual expenses incurred by the Distributor and/or other applicable parties with respect to such Fund in a particular year.

5. Trust Shares. At November 30, 2010, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Fund.

	US Micro Cap Growth Fund
	Class I
	For the Year Ended		For the Year Ended
	November 30, 2010		November 30, 2009
	Shares	Amount	Shares	Amount
Shares sold	856,707	$12,846,861	510,855	$5,787,476
Shares redeemed	(1,022,775)	(15,002,761)	(1,455,516)	(15,503,821)
	(166,068)	$(2,155,900)	(944,661)	$(9,716,345)
Beginning Shares	3,044,293		3,988,954
Ending Shares	2,878,225		3,044,293

	US Micro Cap Growth Fund
	Class R
	For the Year Ended		For the Year Ended
	November 30, 2010		November 30, 2009
	Shares	Amount	Shares	Amount
Shares sold	296,869	$4,848,759	16,930	$181,470
Shares redeemed	(88,155)	(1,321,043)	(127,360)	(1,393,157)
	208,714	$3,527,716	(110,430)	$(1,211,687)
Beginning Shares	325,984		436,414
Ending Shares	534,698		325,984

	US Small Cap Growth Fund
	Class I
	For the Year Ended		For the Year Ended
	November 30, 2010		November 30, 2009
	Shares	Amount	Shares	Amount
Shares sold	59,531	$1,078,447	15,375	$221,566
Shares redeemed	(83,869)	(1,521,523)	(461,422)	(6,346,085)
	(24,338)	$(443,076)	(446,047)	$(6,124,519)
Beginning Shares	554,033		1,000,080
Ending Shares	529,695		554,033

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	US Small Cap Growth Fund
	Class R
	For the Year Ended		For the Year Ended
	November 30, 2010		November 30, 2009
	Shares	Amount	Shares	Amount
Shares sold	13,426	$261,793	10,657	$136,801
Shares redeemed	(31,493)	(579,431)	(59,289)	(803,181)
	(18,067)	$(317,638)	(48,632)	$(666,380)
Beginning Shares	132,689		181,321
Ending Shares	114,622		132,689

	US Focus Equity Fund
	Class I
	For the Year Ended		For the Year Ended
	November 30, 2010		November 30, 2009
	Shares	Amount	Shares	Amount
Shares sold	94,561	$1,315,389	2,517,356	$28,899,101
Capital contribution	—	—	—	26,199
Shares redeemed	(2,035,763)	(30,208,982)	(189,605)	(2,102,383)
	(1,941,202)	$(28,893,593)	2,327,751	$26,822,917
Beginning Shares	2,650,637		322,886
Ending Shares	709,435		2,650,637

	US Focus Equity Fund
	Class R
	For the Year Ended		For the Year Ended
	November 30, 2010		November 30, 2009
	Shares	Amount	Shares	Amount
Shares sold	77,454	$1,119,615	3,928	$44,005
Capital contribution	—	—	—	2,843
Shares redeemed	(41,474)	(583,173)	(2,598,946)	(29,325,988)
	35,980	$536,442	(2,595,018)	$(29,279,140)
Beginning Shares	140,040		2,735,058
Ending Shares	176,020		140,040

1.800.426.9157

6. Income Tax Information. As of November 30, 2010, the components of accumulated earnings (losses) for income tax purposes were as follows:
	US Micro Cap	US Small Cap	US Focus
	Growth Fund	Growth Fund	Equity Fund
Tax cost of Investments	$49,417,676	$11,616,482	$13,287,300
Gross tax unrealized appreciation	12,799,433	2,755,946	599,507
Gross tax unrealized depreciation	(1,158,167)	(216,126)	(449,425)
Net tax unrealized appreciation (depreciation)	11,641,266	2,539,820	150,082
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	—	—
Distributable earnings	—	—	—
Other accumulated gain/(loss)	(23,437,946)	(13,500,891)	(18,233,280)
Total accumulated gain/(loss)	$(11,796,680)	$(10,961,071)	$(18,083,198)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The following net realized capital loss carry forwards at November 30, 2010, may be utilized to offset future capital gains. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carry forward to the extent allowed by the Internal Revenue Code (IRC).

	Capital Loss	Expiration
	Carryforward	Through
US Micro Cap Growth Fund	(17,572,853)	11/30/16
	(5,865,093)	11/30/17
US Small Cap Growth Fund	(11,985,146)	11/30/16
	(1,515,745)	11/30/17
US Focus Equity Fund	(18,233,280)	11/30/16

7. Significant Shareholder Holdings.  As of November 30, 2010, single shareholders owned shares of the Funds as follows:

	US Small
	Cap Growth	US Focus Equity
	Fund – Class I	Fund – Class I
Shares	81,325	495,476
Percent of total outstanding shares – Class I	15.4%	69.8%
Percent of total outstanding share – Total Fund	12.6%	56.0%

Shares		102,498
Percent of total outstanding shares – Class I		14.4%
Percent of total outstanding share – Total Fund		11.6%

Investment activities of these shareholders could have a material effect on each Fund.

8.  Subsequent Events.  On December 15, 2010 a shareholder redeemed 495,476 shares of the US Focus Equity Fund for $7,972,207.  On that date, as a result of the redemption, another shareholder then became a 47.9% shareholder of the US Focus Equity Fund, Class I, with 102,498 shares owned, which represents 26.3% of the entire US Focus Equity Fund.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PineBridge Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PineBridge US Micro Cap Growth Fund, PineBridge US Small Cap Growth Fund, and PineBridge US Focus Equity Fund (constituting the PineBridge Mutual Funds, hereafter referred to as the “Funds”) at November 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
January 28, 2011

1.800.426.9157

PineBridge Mutual Funds
Trustees and Officers Disclosure (Unaudited)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.

Trustees and Officers of the Trust

Number of
Portfolios
		Term of		in Fund	Other
Name, Address	Position(s)	Office and		Complex	Directorships
and Date	Held	Length of	Principal Occupation(s)	Overseen by	Held by
of Birth	with Trust	Time Served	During Past 5 Years	Trustee1	Trustee
INTERESTED
TRUSTEE
Jack T. Boyce2	Trustee	Indefinite	Managing Director of North	3	None
(born 1959)		Until	America U.S. Institutional
399 Park		Successor	Sales, PineBridge
Avenue,		Elected;	Investments (formerly AIG
4th Floor		Since	Investments), since 2007;
New York, NY		2009	Senior Vice President, GE
10022			Asset Management,
(1999-2007); Diversified
InvestmentAdvisers,
(1986-1999).
INDEPENDENT
TRUSTEES
George W. Gau	Chairman	Since	Professor of Finance and	3	None
(born 1947)	of the	August	George S. Watson
399 Park	Board	2004	Centennial Professor in Real
Avenue,			Estate, since 1988, and
4th Floor	Trustee	Indefinite	J. Ludwig Mosle Centennial
New York, NY		Until	Memorial Professor in
10022		Successor	Investments and Money
		Elected	Management, since 1996,
		Since	McCombs School of
		1999	Business, University of Texas
at Austin. Dean, McCombs
School of Business,
(2002-2008). Chairman of the
Board, The MBA Investment
Fund, L.L.C., since 1994,
a private investment
company managed
by business students.

www.PineBridge.com/USMutualFunds

Number of
Portfolios
		Term of		in Fund	Other
Name, Address	Position(s)	Office and		Complex	Directorships
and Date	Held	Length of	Principal Occupation(s)	Overseen by	Held by
of Birth	with Trust	Time Served	During Past 5 Years	Trustee1	Trustee
John H. Massey	Trustee	Indefinite	Chairman of the Fund of	3	Corporate
(born 1939)		Until	Funds Investment		director:
399 Park		Successor	Committee for Neuberger		American
Avenue,		Elected;	Investment Management,		Amicable Life
4th Floor		Since	(1996-Present).		Insurance
New York, NY		1996			Company, Hill
10022					Bancshares
Holdings, Inc.,
FSW Holdings,
Inc., and
Central Texas
Bankshares
Holdings, Inc.

David M.	Trustee	Indefinite	Retired.	3	None
Reichert		Until
(born 1939)		Successor
399 Park		Elected;
Avenue,		Since
4th Floor		1996
New York, NY
10022

OFFICERS
Robin C. Thorn	President	Indefinite	Managing Director, Head of	N/A	N/A
(born 1971)		Until	Developed Market Equities
399 Park		Successor	since 2008 at PineBridge
Avenue,		Elected;	Investments (formerly AIG
4th Floor		Since	Investments), and Global
New York, NY		February	Head of Equities Research
10022		2009	and Head of European Equities
at PineBridge Investments LLC,
formerly AIG Global Investment
Corp., since 2000.

Joseph	Chief	Since	Chief Financial	N/A	N/A
Altobelli	Financial	November	Officer at PineBridge
(born 1969)	Officer	2009	Investments (formerly
399 Park			AIG Investments), for
Avenue,	Treasurer	Indefinite	the Global Investment
6th Floor		Until	Services and Listed
New York, NY		Successor	Equities divisions
10022		Elected;	(since 2008). Chief Financial
		Since	Officer, Information Technology
		2009	and Finance, American
International Group, Inc.
(2006-2008). Finance Manager
of Merrill Lynch (2004-2006).

1.800.426.9157

Number of
Portfolios
		Term of		in Fund	Other
Name, Address	Position(s)	Office and		Complex	Directorships
and Date	Held	Length of	Principal Occupation(s)	Overseen by	Held by
of Birth	with Trust	Time Served	During Past 5 Years	Trustee1	Trustee
Nick	Chief	Since	PineBridge Investments,	N/A	N/A
Denton-Clark	Compliance	November	Managing Director, Chief
(born 1977)	Officer	2010	Chief Compliance
399 Park			Officer, Americas since
Avenue,			2010; Deloitte
4th Floor			& Touche LLP, Senior
New York, NY			Manager, Governance
10022			Risk and Regulatory
Consulting Group
(2000-2010).

1	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (3 funds).
2	Mr. Boyce is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, because he is an officer of PineBridge.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Additional Information (Unaudited)

Proxy Voting. A description of the Trust’s proxy voting policies and procedures that each Fund uses to determine how to vote proxies relating to the holdings of each Fund is available without charge, upon request, by calling 1-800-426-9157 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record. Information regarding how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule. The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330.

1.800.426.9157

PineBridge Mutual Funds
Privacy Notice

PineBridge Mutual Funds (the “Trust”) collects nonpublic personal information about individual customers (“you”) from the following sources:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us or others, including your financial adviser.

The Trust will only disclose the information described above if:

•	The Trust receives your prior written consent;

•	The Trust believes the recipient is your authorized representative;

•	The Trust discloses the information as permitted by law, including to third parties recipients in order to service your account(s); or

•	The Trust is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, the Trust will adhere to the privacy policies and practices as described in this notice.

The Trust restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. The Trust maintains physical, electronic, and procedural safeguards designed to guard your nonpublic personal information.

www.PineBridge.com/USMutualFunds

(This Page Intentionally Left Blank.)

TRUSTEES	CUSTODIAN & TRANSFER AGENT

GEORGE W. GAU	U.S. BANK, N.A.
JOHN H. MASSEY	1555 N. RIVER CENTER DR., SUITE 302
DAVID M. REICHERT	MILWAUKEE, WI 53212
JACK BOYCE
COUNSEL
OFFICERS
K&L GATES LLP
ROBIN C. THORN	1601 K STREET, N.W.
President	WASHINGTON, DC 20006

JOSEPH ALTOBELLI	INDEPENDENT REGISTERED PUBLIC
Chief Financial Officer and Treasurer	ACCOUNTING FIRM

NICK DENTON-CLARK	PRICEWATERHOUSECOOPERS LLP
Chief Compliance Officer	100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202
ADMINISTRATOR
DISTRIBUTOR
U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR	QUASAR DISTRIBUTORS, LLC
MILWAUKEE, WI 53202	615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

When used as sales literature, this report must be
accompanied or preceded by a Fund’s current prospectus.

________________________________________________________________

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor • Milwaukee, WI 53202

800.426.9157
www.PineBridge.com/USMutualFunds

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-646-857-8000.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John H. Massey is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2010	FYE 11/30/2009
Audit Fees	$68,000	$109,000
Audit-Related Fees	$0	$0
Tax Fees	$18,000	$19,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2010	FYE 11/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2010	FYE 11/30/2009
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by the reference to the Registrant’s Form N-CSR filing on February 9, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PineBridge Mutual Funds

By (Signature and Title)  /s/ Robin C. Thorn
Robin C. Thorn, President

Date   February 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robin C. Thorn
Robin C. Thorn, President

Date   February 8, 2011

By (Signature and Title)  /s/ Joseph Altobelli
Joseph Altobelli, Chief Financial Officer & Treasurer

Date   February 8, 2011